UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): August 10, 2017

GWG Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36615	26-2222607
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

220 South Sixth Street, Suite 1200, Minneapolis, MN		55402
(Address of principal executive offices)		(Zip Code)

(612) 746-1944

(Registrant's telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.      ☐

Item 2.02	Results of Operations and Financial Condition.

On August 10, 2017, GWG Holdings, Inc. issued a press release reporting the financial results for its second fiscal quarter ended June 30, 2017.

Item 7.01	Regulation FD Disclosure.

As indicated above, on August 10, 2017, GWG Holdings issued a press release.

The information reported under Items 2.02, 7.01 and 9.01 of this report is to be considered “filed” with, and not merely furnished to, the Securities and Exchange Commission. A copy of the press release reporting the information included in Items 2.02 and 7.01 is furnished as Exhibit 99.1 to this report.

Item 9.01	Financial Statements and Exhibits.

(d)       Exhibits.

99.1	Press release dated August 10, 2017 (filed herewith)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GWG Holdings, Inc.

Date: August 10, 2017	By:	/s/ William Acheson
William Acheson Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release dated August 10, 2017 (filed herewith)

4